Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. Ciena Corporation Period ended October 31, 2017 December 7, 2017 Investor presentation

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 2 Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s long-term financial targets, prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on September 6, 2017 and Ciena’s Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission. With respect to Ciena’s expectations under “Business Outlook” and other forward looking long-term projections in this presentation, Ciena is not able to provide a quantitative reconciliation of the adjusted (non-GAAP) gross margin and adjusted (non-GAAP) operating expense guidance measures to the corresponding gross profit and gross profit percentage, and operating expense GAAP measures without unreasonable efforts. Ciena cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures due to the forward-looking nature of these estimates and their inherent variability and uncertainty. For the same reasons, Ciena is unable to address the probable significance of the unavailable information.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 3 Table of Contents

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 4 Our Pedigree

Continued execution of our strategy to diversify and scale the business

Ciena has reached an important inflection point in our recent transformation

		FY 2014	FY 2017
Financial Performance	Revenue	$2.29B	$2.80B
	Adj. Operating Margin	6.5%	11.9%
	Net (Debt) / Cash*	($674M)	$33M
Diversification	APAC	~8% total revenue | India: $38M	~18% total revenue | India: $230M+
	Webscale**	~15% total revenue	~25% total revenue
	Subsea	Upgrade market only	Upgrade + New Build market
	Software portfolio	Network Management System	Virtualization, multi-vendor network mgmt, control and orchestration
Scale	Customers	1,000	1,300
	Countries	60	80+

*Cash & cash equivalents
**Direct, indirect, and apportioned subsea

ciena Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 6 *Industry Average: ADTN, ADVA, CSCO, ERIC, INFN, JNPR and NOKIA 2017 = Represents Ciena fiscal 2017 actuals and midpoint of Q1’18 guidance, and peer consensus estimates as of 28 November 2017 0.8 1.0 1.2 1.4 1.6 1.8 2011 2012 2013 2014 2015 2016 2017 Normalized Revenue Industry Avg Ciena 0 5 10 15 20 2011 2012 2013 2014 2015 2016 2017 Normalized Adjusted Operating Profit Industry Avg Ciena Outperforming peer group for more than 5 years Ciena has delivered differentiated growth & profit expansion

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 7 Strengthening balance sheet Ciena has improved its leverage and reduced its debt position 13.2 10.9 6.0 4.4 2.8 - 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 2013 2014 2015 2016 2017 Gross debt-to-EBITDA leverage ratio Leverage Trend Net Debt Position *Cash & cash equivalents *

Ciena is a market share leader in all target segments

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PACKET OPTICAL
- NEXT-GEN OPTICAL
- LH WDM
- METRO WDM
- OPTICAL SWITCHING

#2 GLOBALLY
- NEXT-GEN OPTICAL
- PACKET OPTICAL
- LH WDM

Optical Networks Report, 3Q17

IHS Markit

#1 GLOBALLY
- OPTICAL EQUIPMENT VENDOR LEADERSHIP SP SURVEY
- CARRIER ETHERNET ACCESS DEVICES

#1 N. AMERICA
- CARRIER ETHERNET ACCESS DEVICES
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- METRO WDM
- SUBMARINE

Optical Networks Report, 3Q17
Ethernet Access Devices Tracker, September 2017
Optical Equipment Vendor Leadership Global Service Provider Survey December 2016

Ovum TMT intelligence | informa

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs
- SUBMARINE SLTE MARKET

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

#2 GLOBALLY
- TERRESTRIAL WDM NETWORKING
- LH WDM
- METRO WDM
- SUBSEA OPTOELECTRONICS

Optical Networks Report, 3Q17
Data Center Interconnect Market Share Report, 2Q17

ciena Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 9 Market Context

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 10 Overall industry growth outlook Strongest growth in APAC 0.8% (6.1%) 2.6% '14-'16 '17 '18-'20 North America (1.6%) (6.0%) 2.6% '14-'16 '17 '18-'20 EMEA 11.5% 9.1% 3.9% '14-'16 '17 '18-'20 China (0.2%) (20.3%) 5.2% '14-'16 '17 '18-'20 CALA 0.3% (4.4%) 3.1% '14-'16 '17 '18-'20 Global Ex-China 0.9% 8.7% 3.6% '14-'16 '17 '18-'20 APAC Ex-China 2014-2016 3 Yr CAGR 2017 YoY 2018-2020 3 Yr CAGR *Derived from Cignal AI, Dell’Oro, IHS, and Ovum data and analysis

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 11 Our industry structure is evolving Ciena uniquely positioned to address evolving customer demands Service Provider Service Provider Webscale CLOUD Services & Application Innovation End User Data Center Data Center End User

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 12 Grow our Packet & Optical Infrastructure Business Build our Network Automation Capabilities with Blue Planet Attack the Merchant Coherent Modem Market Explore Adjacencies for Growth “Best-of-breed at scale” Ciena is well positioned to take market share and expand addressable market

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 13 FY’17 Highlights

Fiscal 2017 key achievements

1 We are taking market share and outperforming the competition

- Annual revenue growth faster than market at more than 7.5%
- Webscale/DCI momentum continued, including $110M of Waveserver annual revenue and 73 customers
- India revenue grew nearly 100% year-over-year to give Ciena #1 market share in the country

2 Our balance sheet is strengthening

- Successful convertible debt exchange offer to manage dilution and improve EPS
- Significant improvement in debt ratios
- Two ratings agency upgrades (Moody's and S&P)
- Net cash position for first time in more than seven years

3 We are forcing the pace of innovation in the industry

- *WaveLogic Ai* – 2x capacity per channel, 3x distance at equivalent capacity, and 4x service density
- *Liquid Spectrum* – monitor and mine all available network assets to instantly respond to new bandwidth demands in real-time
- *Blue Planet MCP* – SDN-based domain control for automating Ciena's next-gen packet and optical networks, greatly simplifying lifecycle management ciena Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.

14

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 15 FY’17 financial highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Adjusted Gross Margin Adjusted Operating Expense Adjusted Operating Margin $2.80B $2.60BRevenue 45.1% 45.5% $931M 33.2% / total revenue $887M 34.1% / total revenue 11.9% 11.4% FY’17 FY’16

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 16 FY’17 operating metrics Cash Flow from Operations DSO Inventory Turns $1.0B* $1.1BCash and Investments $235M** $290M 80 Days 80 Days 4.9** 5.6 FY’17 FY’16 *Reduced debt by ~$330M **Working Capital increased to meet customer demand

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 17 Long-Term Targets

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 18 Long-term financial targets Ciena’s strategic drivers play a key role in our performance Optical Systems Attached Services Packet Networking Software and Related Services Components *Projections or outlook with respect to future operating results are only as of December 7, 2017, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. **Projection indicates goal by the end of the next three fiscal years

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 19 Long-term financial targets Execution of our strategy will drive top-line growth, profitability and cash generation *Projections or outlook with respect to future operating results are only as of December 7, 2017, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 20 Balance Sheet & Capital Allocation

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 21 Strengthening balance sheet Ciena has made significant improvements since 2014 Convertible Debt Net Cash / (Debt) Gross Debt-to-EBITDA leverage ratio Ratings Agency Upgrades

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 22 Capital allocation priorities Ciena is proactively managing dilution and taking steps to return capital to shareholders Debt Exchange Offer Stock Buyback Business Expansion

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 23 Q4’17 Financials

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 24 Q4 Fiscal 2017 Financial Highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 25 Q4 Fiscal 2017 Comparisons (Year-over-Year) 45.2% 44.2% Adj. Gross Margin* Q4'16 Q4'17 $716.2 $744.4 Revenue Q4'16 Q4'17 12.8% 11.9% Adj. Operating Margin* Q4'16 Q4'17 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 26 Q4 Fiscal 2017 Comparisons Adjusted EPS (Year-over-Year) $0.30 $0.32 Adj. EPS* Q4'16 Q4'17 New Method $0.44 $0.46 Adj. EPS* Q4'16 Q4'17 Prior Method • Beginning this quarter, Ciena is changing how it calculates its adjusted Non-GAAP provision for income taxes in accordance with the SEC guidance. Ciena is providing these calculations under its "Prior Method" and the "New Method." • Under the "New Method," the Non-GAAP tax provision consists of current and deferred income tax expense commensurate with the level of adjusted income before income taxes using a current blended U.S. statutory and foreign tax rate (which was 36.5%). • Under the "Prior Method," the Non-GAAP tax provision consists of current and deferred income tax expense, and primarily related to foreign income tax, which is paid using cash. • This change will not affect adjusted income before income taxes, actual cash tax payments, or cash flows. But, it will result in significantly higher non-GAAP provisions for income taxes than our Prior Method presentation. • Ciena does not expect to pay substantial cash taxes on a GAAP basis for the foreseeable future primarily due to its deferred tax asset balance. As of October 31, 2017, it had deferred tax assets, net of approximately $1.16 billion, and consequently, over the near term, cash taxes will continue to be primarily driven by the tax expense of Ciena's foreign subsidiaries, which amounts have not historically been significant. * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 27 Q4 Fiscal 2017 Balance Sheet and Operating Metrics DSO

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 28 Q4 Fiscal 2017 Comparisons (Revenue by Segment) (in millions) $598.9 $592.3 $566.2 $41.8 $42.3 $37.6 $103.7 $94.1 $112.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Q4'17 Q3'17 Q4'16 Networking Platforms Software & Software-Related Services Global Services

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 29 Q4 Fiscal 2017 Revenue by Segment (Amounts in millions) Q4 FY 2017 Q3 FY 2017 Q4 FY 2016 Revenue %* Revenue %* Revenue %* Networking Platforms Converged Packet Optical $504.7 67.8 $506.5 69.5 $488.0 68.1 Packet Networking 92.5 12.5 82.1 11.3 72.4 10.1 Optical Transport 1.7 0.2 3.7 0.5 5.8 0.8 Total Networking Platforms 598.9 80.5 592.3 81.3 566.2 79.0 Software and Software-Related Services Software Platforms 17.3 2.3 18.4 2.5 16.3 2.3 Software-Related Services 24.5 3.3 23.9 3.3 21.3 3.0 Total Software and Software- 41.8 5.6 42.3 5.8 37.6 5.3Related Services Global Services Maintenance Support and Training 56.2 7.5 57.9 7.9 59.8 8.3 Installation and Deployment 33.5 4.5 27.4 3.8 38.6 5.4 Consulting and Network Design 14.0 1.9 8.8 1.2 14.0 2.0 Total Global Services 103.7 13.9 94.1 12.9 112.4 15.7 Total $744.4 100.0% $728.7 100.0% $716.2 100.0% * Denotes % of total revenue

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 30 U.S. and International Revenue (Amounts in millions) Revenue Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 United States $418.2 $438.1 $392.0 $379.7 $436.9 International $326.2 $290.6 $315.0 $241.8 $279.3 Total $744.4 $728.7 $707.0 $621.5 $716.2 % of Total Revenue Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 United States 56.2% 60.1% 55.4% 61.1% 61.0% International 43.8% 39.9% 44.6% 38.9% 39.0% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 31 Q4 Fiscal 2017 Revenue by Geographic Region 59.2% 14.9% 5.8% 20.1% North America Europe, Middle East and Africa Caribbean and Latin America Asia Pacific

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 32 Revenue by Geographic Region (Amounts in millions) Revenue Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 North America $440.5 $465.2 $424.4 $405.9 $463.1 Europe, Middle East and Africa 110.7 96.1 105.8 91.5 112.5 Caribbean and Latin America 43.5 51.7 33.9 35.2 46.8 Asia Pacific 149.7 115.7 142.9 88.9 93.8 Total $744.4 $728.7 $707.0 $621.5 $716.2 Revenue Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 North America 59.2% 63.8% 60.0% 65.3% 64.7% Europe, Middle East and Africa 14.9% 13.2% 15.0% 14.7% 15.7% Caribbean and Latin America 5.8% 7.1% 4.8% 5.7% 6.5% Asia Pacific 20.1% 15.9% 20.2% 14.3% 13.1% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 33 Convertible Debt Overview

Convertible Notes and Diluted Earnings Per Share (EPS) Analysis (GAAP)

Outstanding Convertible Notes	Par Value (in thousands)	Underlying Shares (in thousands)	Conversion Price	Additional Shares In Diluted EPS Calculation (in thousands)	Quarterly Interest Expense Net of Tax (in thousands)	Diluted EPS Methodology[2]	Memo: Ciena's quarterly net income must be equal to or greater than the below amounts for the Underlying Shares to be included in Diluted EPS Calculation (in thousands)
3.75% Senior Convertible Notes due October 15, 2018 (Issued 8/2/2017)[1]	$ 288,730	14,318	$ 20.17	1,616[3]	N/A	Treasury Stock Method	N/A
3.75% Senior Convertible Notes due October 15, 2018 (Issued 10/18/2010)[1]	$ 61,270	3,038	$ 20.17	3,038	$ 399	If-Converted Method	$ 19,166
4.0% Convertible Senior Notes due December 15, 2020	$ 187,500	9,198	$ 20.39	9,198	$ 2,217	If-Converted Method	$ 35,502
Total	**$ 537,500**	**26,554**		**13,852**	**$ 2,616**		

(1) On August 2, 2017, a portion of our 3.75% Senior Convertible Notes due October 15, 2018 (Issued 10/18/2010) (the "Original 2018 Notes") were exchanged by the holders thereof for 3.75% Senior Convertible Notes due October 15, 2018 (Issued 8/2/2017) (the "New 2018 Notes"). The New 2018 Notes give Ciena the option, at its election, to settle conversions of such notes for cash, shares of its common stock, or a combination of cash and shares. Except with respect to the additional cash settlement options upon conversion, the New 2018 Notes have substantially the same terms as the Original 2018 Notes.

(2) **Description of Diluted EPS Methodologies:**
Treasury Stock Method - Convertible debt instruments that may be settled entirely or partly in cash (such as the New 2018 Notes) may, in certain circumstances where the borrower has the ability and intent to settle in cash, be accounted for utilizing the Treasury Stock Method. Under this method, the underlying shares issuable upon conversion of the notes (the "Underlying Shares") are excluded from the calculation of diluted EPS, except to the extent that the Conversion Value (as defined on the following slide) of the notes exceeds their par value. No adjustment is made to the EPS numerator for interest expense recorded. It is Ciena's current intent, as of the date of this presentation, that upon conversion of the New 2018 Notes, the principal amount of these notes will be settled in cash, and therefore Ciena intends to use the Treasury Stock Method with respect to these notes in its diluted EPS calculation. See the following slide for an illustration of this method at varying stock prices and the "Additional EPS Shares" that would be included in calculating diluted EPS.

If-Converted Method – Convertible debt instruments that must be settled in shares (such as the Original 2018 Notes and the 4.0% Convertible Senior Notes due December 15, 2020) are accounted for under the If-Converted Method. Under this method, diluted EPS is computed assuming the conversion of the notes at the beginning of the reporting period. Ciena adds back to the EPS numerator the recorded interest expense, net of tax, applicable to the notes for the relevant reporting period, and adds the Underlying Shares to the denominator to compute EPS under this method; provided that such adjustments do not increase diluted EPS. If such adjustments increase diluted EPS, then diluted EPS is computed with the interest expense as recorded and without any Additional EPS Shares for the Underlying Shares of such notes.

(3) Computed for illustrative purposes using the Treasury Stock Method based on Ciena's $22.74 average price per share during its fiscal fourth quarter. See the following slide for an illustration of the a calculation of Additional EPS Shares at varying stock prices.

NOTE: Net income, earnings per share and stock price assumptions in these materials are for illustrative purposes only and for the sole purpose of further explaining how diluted EPS is calculated in regard to Ciena's convertible notes. Such metrics do not reflect Ciena's business outlook. Ciena makes no assumptions as to whether or when it could achieve the relevant metrics provided in this presentation.

ciena. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.

34

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 35 Average Stock Price Per Share A Below $20.17 21 22 23 24 25 26 27 28 29 30 31 32 33 34 $ 35 Underlying Shares B Additional Shares in Diluted EPS Calculation (Additional EPS Shares) E÷A Conversion Value C = (A * B) Par Value D Conversion Value in Excess of Par Value E = (C - D) 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 N/A $ 300,678 314,996 329,314 343,632 357,950 372,268 386,586 400,904 415,222 429,540 443,858 458,176 472,494 486,812 $ 501,130 N/A 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 - 569 1,194 1,765 2,288 2,769 3,213 3,624 4,006 4,362 4,694 5,004 5,295 5,569 5,826 6,069 N/A $ 11,948 26,266 40,584 54,902 69,220 83,538 97,856 112,174 126,492 140,810 155,128 169,446 183,764 198,082 $ 212,400 Illustrative Treasury Stock Method for New 2018 Notes The following table (in thousands, except Stock Price Per Share) illustrates the treatment of Ciena’s New 2018 Notes in calculating diluted EPS in the future based on various hypothetical stock prices and using the Treasury Stock Method. The range of stock prices listed in the table are for illustrative purposes only. Additional EPS Shares would be issuable at Ciena stock prices above $35 per share with the calculation of such Additional EPS Shares to be determined using the same formula below. The actual number of shares of common stock, if any, issuable by Ciena upon conversion of any notes, will be governed by the terms of the indenture applicable to such notes.

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 36 Q4 Fiscal 2017 Appendix

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 37 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 GAAP gross profit $325,685 $328,076 $318,240 $273,785 $318,548 Share-based compensation-products 694 709 708 561 612 Share-based compensation-services 561 619 679 628 557 Amortization of intangible assets 2,332 2,417 3,623 4,313 4,320 Total adjustments related to gross profit 3,587 3,745 5,010 5,502 5,489 Adjusted (non-GAAP) gross profit $329,272 $331,821 $323,250 $279,287 $324,037 Adjusted (non-GAAP) gross margin 44.2% 45.5% 45.7% 44.9% 45.2%

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 38 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Q4 FY 2016 GAAP income from operations $55,799 $81,999 $57,820 $19,104 $59,673 Total adjustments related to gross profit 3,587 3,745 5,010 5,502 5,489 Total adjustments related to operating expense 29,024 16,742 25,839 28,481 26,450 Total adjustments related to income from operations 32,611 20,487 30,849 33,983 31,939 Adjusted (non-GAAP) income from operations $88,410 $102,486 $88,669 $53,087 $91,612 Adjusted (non-GAAP) operating margin 11.9% 14.1% 12.5% 8.5% 12.8%

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 39

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 40

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 41 • • • • • • • •

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 42 • • • • • • •

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 43 2013 2014 2015 2016 2017 Net income (loss) (85,431)$ (40,637)$ 11,667$ 72,584$ 1,386,819$ Provision for income taxes 5,240 13,964 12,097 14,134 (1,230,699) Interest expense 44,042 47,115 51,179 56,656 55,852 Depreciation and amortization 127,007 112,767 135,767 141,692 122,902 EBITDA 90,858$ 133,209$ 210,710$ 285,066$ 334,874$ Short-term and long-term debt, net 1,198,106$ 1,451,064$ 1,264,089$ 1,253,682$ 935,981$ Less: Cash and cash equivalents 346,487$ 586,720$ 790,971$ 777,615$ 640,513$ Short-term investments 124,979 140,205 135,107 275,248 279,133 Long-term investments 15,031 50,057 95,105 90,172 49,783 Net Debt 711,609$ 674,082$ 242,906$ 110,647$ (33,448)$ Gross debt-to-EBITDA leverage ratio 13.2 10.9 6.0 4.4 2.8 *Reflects the impact of the adoption of ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs in fiscal year 2017 related to balance sheet classification of unamortized debt issuance costs from other long-term assets to current portion of long-term debt and long-term debt. *

44Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.